UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                                  June 4, 2002
                Date of Report (Date of earliest event reported)



       CHOICE ONE COMMUNICATIONS INC. 401(k) PROFIT SHARING PLAN AND TRUST


             (Exact name of registrant as specified in its charter)


                         CHOICE ONE COMMUNICATIONS INC.


         (Name of the issuer of the securities held pursuant to the plan and the plan sponsor)


 Delaware                  0-29279                        16-1550742
--------                   -------                        ----------
(State or other    (Commission File Number)   (IRS Employer Identification No.)
jurisdiction of
incorporation
or organization)

           100 Chestnut Street, Suite 600, Rochester, New York 14604

              (Address of principal executive offices and zip code)

                                 (585) 246-4231

              (Registrant's telephone number, including area code)



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ITEM 4.         CHANGES IN CERTIFYING ACCOUNTANT FOR THE CHOICE ONE
                COMMUNICATIONS INC. 401(k) PROFIT SHARING PLAN AND TRUST

         On June 4, 2002, the Audit Committee of Choice One Communications Inc. (the "Company") approved the decision not to re-engage Arthur Andersen LLP ("Andersen") as the independent auditor for the Choice One Communications Inc. 401(k) Profit Sharing Plan and Trust (the "Plan"). On June 6, 2002, Andersen was notified of their dismissal as independent auditor for the Plan. Andersen continues to be the independent auditors for the Company.

         Effective June 4, 2002, the registrant engaged Dejoy, Knauf & Blood, LLP ("DKB") to serve only as the Plan's independent auditor for 2001.

         Andersen's report on the Plan's financial statements for the years ended December 31, 2000 and 1999 did not contain an adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles. During the two most recent fiscal years and through the date of this Form 8-K, there were (1) no disagreements with Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Andersen's satisfaction, would have caused them to make reference to the subject matter of the disagreements in connection with their report on the Plan's financial statements; and (2) no reportable events, as described in Item 304(a)(1)(v) of the Securities and Exchange Commission's Regulation S-K.

         The Plan provided Andersen with a copy of the foregoing disclosures. Attached as Exhibit 16.1 is a copy of Andersen's letter dated, June 12, 2002, stating its agreement with the foregoing statements.

         During the Plan's two most recent fiscal years and through the date of this Form 8-K, the Plan did not consult DKB with respect to the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Plan's financial statements, or any other matters or reportable events described in Items 304(a)(2)(i) and (ii) of the Securities and Exchange Commission's Regulation S-K.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c )     Exhibits.

         16.1 Letter from Arthur Andersen LLP to the Securities and Exchange Commission dated June 12, 2002.

                                   SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                         CHOICE ONE COMMUNICATIONS INC.

Dated: June 12, 2002                 By:/s/ Ajay Sabherwal
                                        --------------------------------------
                                     Name:    Ajay Sabherwal
                                     Title:   Executive Vice President, Finance
                                              and Chief Financial Officer


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                                  EXHIBIT INDEX





EXHIBIT NO.   DESCRIPTION
16.1          Letter from Arthur Andersen LLP to the Securities and Exchange
              Commission dated June 12, 2002